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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 17, 2003

                       MICHIGAN COMMUNITY BANCORP LIMITED
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MICHIGAN                                      38-3390193
(STATE OR OTHER JURISDICTION             (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
     OF INCORPORATION)
                                     0-25079
                            (COMMISSION FILE NUMBER)



   43850 SCHOENHERR ROAD
   STERLING HEIGHTS, MI                                   48313
  (ADDRESS OF PRINCIPAL                                 (ZIP CODE)
    EXECUTIVE OFFICES)


                                 (586) 532-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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Pursuant to Item 7(a)(4) of the instructions to Form 8-K, this Current Report on
Form 8-K/A amends the Current Report on Form 8-K (date of report: October 17,
2003), which was filed with the Securities and Exchange Commission on November
3, 2003.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On October 17, 2003, Michigan Community Bancorp, Limited (the "Corporation") disposed of substantially all of the assets of North Oakland Community Bank ("North Oakland"), one of its wholly-owned subsidiaries, pursuant to a Purchase and Assumption Agreement, dated as of July 9, 2003 by and between the Corporation, North Oakland and Community Central Bank, a wholly-owned subsidiary of Community Central Bank Corporation.

         The Corporation continues to offer banking services through its wholly-owned subsidiary, Lakeside Community Bank, throughout Macomb County, Michigan, primarily in Clinton Township, Macomb Township, Ray Township, Shelby Township, Washington Township, Mount Clemens and Utica.

         The Purchase and Assumption Agreement provided that Community Central Bank pay North Oakland the value of the acquired assets less the amount of assumed liabilities plus a premium on the amount of the core deposit liabilities to be assumed. The assets of North Oakland, which were disposed of, consisted of approximately $17.6 million in net loans, $7.3 in cash and due from banks, $400,000 in other assets and $240,000 in fixed assets and leasehold improvements. Community Central Bank assumed liabilities of $23.3 million and paid the Corporation a premium of $1.0 million on the amount of the core deposit liabilities that were assumed.

         The Corporation is not aware of any material relationship that existed prior to the disposition between the Corporation, North Oakland, their affiliates, any director or officer of the Corporation or North Oakland, or any associate of such director or officer, and Community Central Bank and its affiliates.

         The description of the foregoing sale is qualified in its entirety by reference to the Purchase and Assumption Agreement filed as an Exhibit to the Form 8-K filed with the Securities and Exchange Commission on November 3, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements

                           Not applicable.

                  (b)      Pro Forma Financial Information

                  The following unaudited pro forma consolidated financial information gives effect to the disposition of North Oakland. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available


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         information and assumptions that we believe are reasonable. The pro forma consolidated financial statements do not purport to represent what the consolidated results of operations or financial position of the Corporation would actually have been if the disposition of North Oakland had, in fact, occurred on the dates that we refer to below, nor do they purport to project the results of operations or financial position of the Corporation for any future period.

                  The unaudited pro forma consolidated Statement of Financial Condition as of September 30, 2003 was prepared with the historical balance sheet at September 30, 2003, giving effect to the disposition as though it had been completed on September 30, 2003.

                  The unaudited pro forma consolidated statements of operations for the periods presented were prepared with the historical statements of operations of the Corporation for the nine months ended September 30, 2003 and the year ended December 31, 2002, giving effect to the disposition as though it had occurred on January 1, 2002. These unaudited pro forma consolidated financial statements do not give effect to any potential cost savings or other operating efficiencies that could result from the disposition.

                  The historical financial statements of the Corporation for the year ended December 31, 2002 are derived from audited consolidated financial statements and for the nine months ended September 30, 2003 are derived from unaudited consolidated financial statements which have been previously filed on our Forms 10-KSB and 10-QSB with the Securities and Exchange Commission, respectively.

                  For the quarter ended September 30, 2003, the assets and liabilities of North Oakland were presented as held-for-sale on the consolidated balance sheet and its operations were reported as discontinued on the consolidated statement of operations, in accordance with the provisions of Statement of Financial Accounting Standards No. 144.


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                       MICHIGAN COMMUNITY BANCORP LIMITED
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                   (UNAUDITED)

                                                                                             (1)
                                                                     SEPTEMBER 30         PRO FORMA
($ in thousands)                                                         2003             ADJUSTMENT          PRO FORMA
                                                                   -----------------   -----------------   -----------------
ASSETS
Cash and due from banks                                              $        2,750      $        2,557      $        5,307
Federal funds sold                                                            7,050                   -               7,050
Interest bearing deposits in bank                                                44                   -                  44
----------------------------------------------------------------------------------------------------------------------------
Total cash and cash equivalents                                               9,844               2,557              12,401
Available-for-sale securities                                                   970                   -                 970
Federal Home Loan Bank stock, at cost                                            95                   -                  95
Loans held for sale                                                           1,322                   -               1,322
Loans                                                                        29,869               1,379              31,248
Less allowance for loan losses                                                1,020                 432               1,452
----------------------------------------------------------------------------------------------------------------------------
Net loans                                                                    28,849                 947              29,796
Premises and equipment, net                                                     511                   -                 511
Interest receivable and other assets                                            942                 559               1,501
Assets held for sale                                                         27,712             (27,712)                  -
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                         $       70,245      $      (23,649)     $       46,596
============================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Non interest-bearing deposits                                        $        7,223      $            -      $        7,223
Interest-bearing deposits                                                    32,142                   -              32,142
----------------------------------------------------------------------------------------------------------------------------
Total deposits                                                               39,365                   -              39,365
Interest payable and other liabilities                                          507                  43                 550
Liabilities held for sale                                                    24,603             (24,603)                  -
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                            64,475             (24,560)             39,915
Common stock subject to
  redemption (25,454 shares)                                                    141                   -                 141
Stockholders' equity:
Common stock, $5 stated value;
  9,000,000 shares authorized, 1,247,345 shares
  issued and outstanding at September 30, 2003                                6,047                   -               6,047
Additional paid-in capital                                                    6,195                   -               6,195
Accumulated equity (deficit)                                                 (6,618)                911              (5,707)
Accumulated other comprehensive income                                            5                   -                   5
----------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                                                    5,629                 911               6,540
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                           $       70,245      $      (23,649)     $       46,596
============================================================================================================================


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                       MICHIGAN COMMUNITY BANCORP LIMITED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                         NINE MONTHS
($ in thousands, except per share data)                     ENDED                  (1)
                                                         SEPTEMBER 30           PRO FORMA
                                                             2003               ADJUSTMENT         PRO FORMA
                                                   ------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                               $         1,884        $          -      $      1,884
Interest on securities                                                24                   -                24
Interest on federal funds sold                                        18                   -                18
---------------------------------------------------------------------------------------------------------------
Total interest income                                              1,926                   -             1,926
INTEREST EXPENSE
Interest expense on deposits                                         724                   -               724
---------------------------------------------------------------------------------------------------------------
Net interest income                                                1,202                   -             1,202
Provision for loan losses                                            128                   -               128
---------------------------------------------------------------------------------------------------------------
Net interest income after
  provision for loan losses                                        1,074                   -             1,074
NONINTEREST INCOME
Service charges on deposits                                          241                   -               241
Gain on sale of loans                                                219                   -               219
Other service charges and fees                                        28                   -                28
Other                                                                 23                   -                23
---------------------------------------------------------------------------------------------------------------
Total noninterest income                                             511                   -               511
NONINTEREST EXPENSE
Salaries and employee benefits                                       751                   -               751
Occupancy and equipment                                              335                   -               335
Professional fees                                                     99                   -                99
Data processing fee                                                  133                   -               133
Other                                                                181                   -               181
---------------------------------------------------------------------------------------------------------------
Total noninterest expense                                          1,499                   -             1,499
---------------------------------------------------------------------------------------------------------------
Net income from continuing operations                    $            86        $          -      $         86
===============================================================================================================

Average common shares outstanding                              1,205,677                   -         1,205,677
NET INCOME PER COMMON SHARE
     Basic and fully diluted
     Continuing operations                               $          0.07        $          -      $       0.07
                                                      =========================================================


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                       MICHIGAN COMMUNITY BANCORP LIMITED

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                            YEAR                 (2)
($ in thousands, except per share data)                    ENDED             (UNAUDITED)
                                                         DECEMBER 31          PRO FORMA           (UNAUDITED)
                                                            2002              ADJUSTMENT           PRO FORMA
                                                      -----------------    ----------------    ----------------
INTEREST INCOME
     Interest and fees on loans                         $        5,085       $       2,178       $       2,907
     Interest on securities                                        187                 134                  53
     Interest on federal funds sold                                 46                  25                  21
                                                      -----------------    ----------------    ----------------
TOTAL INTEREST INCOME                                            5,318               2,337               2,981
INTEREST EXPENSE
     Interest expense on deposits                                2,047                 868               1,179
                                                      -----------------    ----------------    ----------------
NET INTEREST INCOME                                              3,271               1,469               1,802
     Provision for loan losses                                   1,554                 479               1,075
                                                      -----------------    ----------------    ----------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                                      1,717                 990                 727
                                                      -----------------    ----------------    ----------------
NONINTEREST INCOME
     Service charges on deposits                                   225                  68                 157
     Gain on sale of loans                                         100                   -                 100
     Other service charges and fees                                 57                  24                  33
     Other                                                           7                   1                   6
                                                      -----------------    ----------------    ----------------
TOTAL NONINTEREST INCOME                                           389                  93                 296
                                                      -----------------    ----------------    ----------------
NONINTEREST EXPENSE
     Salaries and employee benefits                              1,723                 625               1,098
     Occupancy and equipment                                     1,079                 302                 777
     Marketing and business development                             80                  30                  50
     Professional fees                                             353                 125                 228
     Data processing fee                                           246                  88                 158
     Write off of foreclosed assets                                191                   -                 191
     Defaulted loan expense                                         93                  12                  81
     Other                                                          30                   -                  30
                                                      -----------------    ----------------    ----------------
TOTAL NONINTEREST EXPENSE                                        3,795               1,182               2,613
                                                      -----------------    ----------------    ----------------
NET LOSS FROM CONTINUING OPERATIONS                     $       (1,689)      $         (99)      $      (1,590)
                                                      =================    ================    ================

Average common shares outstanding                            1,172,116                   -           1,172,116
Net income (loss) per common share
     Basic and fully diluted
     Continuing operations                              $        (1.44)      $           -       $       (1.44)
                                                      =========================================================

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                       MICHIGAN COMMUNITY BANCORP LIMITED

               NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENT

  (1) To record sale of assets and liabilities of North Oakland Bank for the nine months ended September 30, 2003.

                                                  (000's)
         Consideration
                      Cash                     $      2,557
                      Receivable                        491
                                              --------------

                      Liabilities assumed            24,560
                                              --------------
                      Total                          27,608

                      Assets disposed                26,697
                                              --------------
                      Gain                     $        911
                                              ==============

  (2)    Represents activity of North Oakland Bank as a discontinued operation.


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                  (c)      Exhibits

                  Reference is made to Exhibit 2.1, Purchase and Assumption Agreement dated as of July 9, 2003 by and between Michigan Community Bancorp, Limited, North Oakland Community Bank and Community Central Bank, included in the Form 8-K filed with the Securities and Exchange Commission on November 3, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2003             MICHIGAN COMMUNITY BANCORP LIMITED
                                     (REGISTRANT)


                                     By:  /s/ Frank D. Blowers,
                                          ---------------------
                                          Frank D. Blowers, President and COO